EXECUTION COPY
Amendment No. 3 to
Suntron Corporation’s
Second Amended and Restated Credit Agreement
          Amendment No. 3 (this “Amendment”), dated as of September ___, 2005, to the Second Amended and Restated Credit Agreement, dated as of July 7, 2004 (as amended to the date hereof, the “Credit Agreement”), among K*TEC Operating Corp. and EFTC Operating Corp., each a Delaware corporation, as borrowers (each a “Borrower” and collectively, the “Borrowers”), Suntron Corporation (the “Company”), the Lenders party thereto (the “Lenders”), the Issuers party thereto (the “Issuers”), Citicorp USA, Inc. as Administrative Agent and Collateral Agent (in such capacity, the “Administrative Agent”) and Wachovia Capital Finance Corporation (Western), as successor in interest to Congress Financial Corporation (Western), as Syndication Agent (the “Syndication Agent”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.
W i t n e s s e t h:
          Whereas, the Company, the Borrowers, the Lenders, the Issuers, the Administrative Agent and the Syndication Agent are party to the Credit Agreement; and
          Whereas, the Company, the Borrowers, the Administrative Agent, the Syndication Agent and the Lenders have agreed, subject to certain limitations and conditions set forth below, to make certain amendments to the Credit Agreement, as more specifically set forth below;
          Now, Therefore, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:
     Section 1. Amendment
          Section 8.4 (Sale of Assets) of the Credit Agreement is hereby amended by removing the “and” at the end of clause (e) thereof, replacing the period at the end of such section with “; and” and adding a new clause (g) at the end thereof to read in its entirety as follows:
               (g) as long as no Default or Event of Default is continuing or would result therefrom, a sale of assets pursuant to a sale and leaseback transaction permitted under Section 8.15 (Sale/Leasebacks); provided, however, the Net Cash Proceeds of any such sale and leaseback transaction are used to prepay the Loans to the extent required by clause (a) of Section 2.9 (Mandatory Prepayments).
     Section 2. Conditions Precedent to the Effectiveness of this Amendment
          This Amendment shall become effective as of the date hereof when, and only when, each of the following conditions precedent shall have been satisfied or waived by the Administrative Agent (the “Amendment Effective Date”):
          (a) Certain Documents. The Administrative Agent shall have received each of the following, each dated as of the Amendment Effective Date (unless otherwise agreed by the

Amendment No. 3 to
Second Amended and Restated Credit Agreement
Suntron Corporation
Administrative Agent), in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:
               (i) this Amendment, executed by the Company, each Borrower, the Administrative Agent, the Syndication Agent and the Lenders; and
               (ii) such additional documentation as the Administrative Agent may reasonably require;
          (b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Administrative Agent;
          (c) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, either on the date hereof or on the Amendment Effective Date; and
          (d) Fees and Expenses Paid. Each Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the later of the date hereof and the Amendment Effective Date including, without limitation, the fees set forth in Section 5 (Fees and Expenses) hereof.
     Section 3. Representations and Warranties
          On and as of the date hereof and as of the Amendment Effective Date, after giving effect to this Amendment, the Company and each Borrower hereby represent and warrant to the Administrative Agent and each Lender as follows:
          (a) this Amendment has been duly authorized, executed and delivered by the Company and each Borrower and constitutes a legal, valid and binding obligation of the Company and each Borrower, enforceable against the Company and each Borrower in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Company and each Borrower, enforceable against the Company and each Borrower in accordance with its terms;
          (b) all of the representations and warranties of the Company and each Borrower contained in Article IV (Representations and Warranties) of the Credit Agreement and in any other Loan Document are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; and
          (c) no Default or Event of Default has occurred and is continuing.
     Section 4. Fees and Expenses
          Each Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 11.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and

Amendment No. 3 to
Second Amended and Restated Credit Agreement
Suntron Corporation
out-of-pocket expenses of counsel for the Administrative Agent) and all reasonable fee and expenses of counsel to the Syndication Agent, in each case in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith.
     Section 5. Release
          In further consideration for the Administrative Agent and the Syndication Agent’s execution of this Agreement, each Borrower and each other Loan Party hereby release each of the Administrative Agent, the Syndication Agent, each Lender and each Issuer and their respective Affiliates, officers, employees, directors, agents and advisors (collectively, the “Releasees”) from any and all claims, demands, liabilities, responsibilities, disputes, causes of action (whether at law or equity) and obligations of any nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent that any of the Loan Parties may have against any Releasee and that arise from or relate to the Obligations, any Collateral, any Loan Document or any document, dealing or other matter in connection with any of the Loan Documents or the Collateral, and any third party liable in whole or in part for any of the Obligations, in each case to the extent arising (a) on or prior to the date hereof or the Amendment Effective Date or (b) out of, or relating to, actions, dealings or other matters occurring on or prior to the date hereof or the Amendment Effective Date (including, without limitation, any actions or inactions of any Releasee prior to the date hereof or the Amendment Effective Date).
     Section 6. Reference to the Effect on the Loan Documents
          (a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as modified hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.
          (b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Issuers, the Administrative Agent or the Syndication Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
          (d) This Amendment is a Loan Document.
     Section 7. Consents by Loan Parties
          Each Loan Party hereby consents to the provisions hereof, and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents

Amendment No. 3 to
Second Amended and Restated Credit Agreement
Suntron Corporation
(as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).
     Section 8. Execution in Counterparts
          This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.
     Section 9. Governing Law
          This Amendment shall be governed by and construed in accordance with the law of the State of New York.
     Section 10. Section Titles
          The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section, in which case they shall govern absent manifest error.
     Section 11. Notices
          All communications and notices hereunder shall be given as provided in the Credit Agreement.
     Section 12. Severability
          The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person
     Section 13. Successors
          The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
     Section 14. Waiver of Jury Trial
          Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.
[Signature Pages Follow]

          In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

Suntron Corporation
By:
	Name:	Peter W. Harper
	Title:	CFO

K*TEC Operating Corp., as Borrower
By:
	Name:	Peter W. Harper
	Title:	CFO

EFTC Operating Corp., as Borrower
By:
	Name:	Peter W. Harper
	Title:	CFO

Citicorp USA, Inc., as Administrative Agent and Lender
By:
	Name:	Keith R. Gerding
	Title:	Vice President

Citibank, N.A., as Issuer
By:
	Name:	Keith R. Gerding
	Title:	Vice President

Wachovia Capital Finance Corporation (Western), successor in interest to Congress Financial Corporation (Western), as Syndication Agent and Lender
By:
	Name:	Gary Cassianni
	Title:	Vice President